Rule 497(b)
                                                      Registration No. 333-88495


                SUPPLEMENT TO PROSPECTUS, dated February 9, 2000

     Effective February 9, 2000, ING Funds Distributor, Inc. ("ING Distributor") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts sponsored or co-sponsored by Reich & Tang Distributors, Inc. As successor Sponsor, ING Distributor has assumed all of the obligations and rights of Reich & Tang Distributors, Inc., the previous sponsor. ING Mutual Funds Management Co. LLC ("ING Advisor"), an affiliate of ING Distributor, will perform portfolio supervisory services for the trusts.

     ING Advisor, a Delaware limited liability company, and ING Distributor, an Iowa corporation, are each wholly owned indirect subsidiaries of ING Group. ING Group, among the leading global financial services organizations, is engaged in asset management, banking and insurance activities in 60 countries worldwide with over 82,000 employees.



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